SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☑ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐ Definitive Information Statement

Mobetize Corp.

(Name of Registrant as Specified in Charter)

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O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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☐ Fee paid previously with preliminary materials.

☐      Check  box if  any part  of the fee  is  offset  as  provided  by Exchange Act  Rule O-11(a)(2)  and identify the

filing  for  which  the  offsetting  fee  was  paid  previously.    Identify  the  previous  filing  by  registration

statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934, as amended

Mobetize Corp.

8105 Birch Bay Square St., Suite 205

Blaine, WA, USA 98230

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Mobetize Corp.:

Notice is  hereby given to  holders  of common stock (the “Common Stock”)  of Mobetize Corp., a Nevada corporation, that  the Board of Directors  of  our  company and  those shareholders holding a  majority of our issued and outstanding common shares have approved an amendment (the “Amendment”) to our Articles of  Incorporation  (the  “Articles”)  to  effectively create  a  new  class  of  250,000,000  Preferred  Shares  in  the authorized capital stock of our company (the “Preferred Shares”).

Our Board of Directors unanimously approved the Amendment to our Articles on December 20, 2015.

Subsequent  to  our  Board  of  Directors’  approval  of  the  Amendment,  the  holders  of  the  majority  of  the outstanding  common  shares  of  our  company  gave  us  their  written  consent  to  the  Amendment  to  our

Articles  on  December  22,  2015.    Therefore,  following  the  expiration  of  the  twenty-day  (20)  period mandated  by  Rule  14c  and  the  provisions  of  Chapter  78  of  the  Nevada  Revised  Statutes,  our  company

will  file  Articles of Amendment  to amend our  Articles to give effect  to the Amendment.   We  will  not file

the  Articles  of  Amendment  to  our  Articles  until  at  least  twenty  (20)  days  after  the  filing  and  mailing  of this Information Statement.

The  proposed  Articles  of  Amendment  to  our  Articles  are  attached  hereto  as  Schedule  A.   The  Articles  of

Amendment will become effective when filed with the Nevada Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

The  entire  cost  of  furnishing  this  Information  Statement  will  be  borne  by  our  company.  We  will  request brokerage  houses,  nominees,  custodians,  fiduciaries  and  other  like  parties  to  forward  this  Information

Statement to the beneficial owners of our Common Stock held of record by them.

Our  Board  of  Directors  fixed  the  close  of  business  on  December  22,  2015,  as  the  record  date  for  the

determination  of  shareholders  who   are  entitled  to  receive  this  Information  Statement.     There  were

33,261,154  shares  of  our  Common  Stock  issued  and  outstanding  on  December  22,  2015.  We  anticipate that  this  Information  Statement  will  be  mailed  on  or  about  January 4,  2015,  to  all  shareholders  of  record as of the record date.

PLEASE  NOTE  THAT  THIS  IS  NOT  A  REQUEST  FOR  YOUR  VOTE  OR  A PROXY  STATEMENT,

BUT   RATHER   AN   INFORMATION   STATEMENT   DESIGNED   TO   INFORM   YOU   OF   THE

AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US

A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST  OF  CERTAIN  PERSONS  IN  OR  OPPOSITION  TO  MATTERS  TO  BE  ACTED

UPON

Except  as  disclosed  elsewhere  in  this  Information  Statement,  since  March  31,  2015,  being  the  period  end date  of  our  last  completed  financial  year,  none  of  the  following  persons  has  had  any  substantial  interest,

direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of our company;

2.

any proposed nominee for election as a director of our company; and

3.

any associate or affiliate of any of the foregoing persons.

The   shareholdings   of   our   directors   and   officers   are   listed   below  in   the   section   entitled   “Principal

Shareholders  and  Security  Ownership  of  Management”.  The  Amendment  was  approved  unanimously  by our  Board  of  Directors,  all  of  whom  voted  in  favor  of  this  action  in  accordance  with  their  respective registered shareholdings in the company.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Beneficial Ownership

As   used   in   this   section,   the   term   “beneficial   ownership”   with   respect   to   a  security  is   defined   by

Regulation  228.403  under  the  Securities  Exchange  Act  of  1934,  as  amended,  as  consisting  of:  (1)  any person  who,  directly  or  indirectly,  through  any  contract,  arrangement,  understanding,  relationship  or otherwise  has  or  shares  voting  power  (which  includes  the  power  to  vote,  or  to  direct  the  voting  of  such security)  or  investment  power  (which  includes  the  power  to  dispose,  or  to  direct  the  disposition  of,  such security);  and  (2)  any person  who,  directly or  indirectly,  creates  or  uses  a  trust,  proxy,  power  of  attorney,

pooling  arrangement  or  any  other  contract,  arrangement  or  device  with  the  purpose  or  effect  of  divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Each  person  has  sole  voting  and  investment  power  with  respect  to  the  common  shares,  except  as

otherwise  indicated.   Beneficial  ownership  consists  of  a  direct  interest  in  the  common  shares,  except  as otherwise indicated.

As  of  the  record  date,  December  22,  2015,  the  company  had  a  total  of  33,261,154  shares  of  Common

Stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of December 22, 2015, certain information with respect to the beneficial ownership  of  our  Common  Stock  by  each  stockholder  known  by  us  to  be  the  beneficial  owner  of  more

than  5%  of  our  Common  Stock  and  by each  of  our  current  directors  and  executive  officers.   Each  person

has  sole  voting  and  investment  power  with  respect  to  the  shares  of  Common  Stock,  except  as  otherwise

indicated.   Beneficial  ownership  consists  of  a  direct  interest  in  the  shares  of  Common  Stock,  except  as otherwise indicated.

Name and Address of Beneficial

Amount and Nature of

Owner

Beneficial Ownership (1)

Percentage of Class (2)

Stephen Fowler

10,231,000 Common Shares

51 Bay View Drive

(3)(4)(5)(6)

30.8%

Point Roberts, WA 98281

Direct and Indirect

Ajay Hans

1018 Cornwall Street

8,646,481(7)(8)

New Westminster, BC V3M 1S2

Direct and Indirect

26.0%

Canada

Donald Duberstein

10 Beverly Road

820,000(9)(10)

Purchase, NY 10577

Direct and Indirect

2.5%

Malek Ladki

59 Kilbarry Crescent

300,000

Ottawa, ON K1K 0H2

Direct

0.9%

Canada

Directors and Executive Officers

Common Shares

60.2%

as a Group

5%+ Shareholders

CAT Brokerage AG

Gutenbergstrasse 10

1,678,000

Zurich, CH-8027

Direct

5.04%

Switzerland

(1)   Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership and sole voting power and investment power with respect to the shares of our Common Stock.

(2)   Based on 33,261,154 shares issued and outstanding as of December 22, 2015.

(3)   Stephen Fowler directly holds 6,851,000 shares in Mobetize Corp.

(4)   Forte Finance LLC, a corporation registered under the laws of Washington, directly holds approximately

0.02% of the issued and outstanding common shares of Mobetize Corp. Further, Stephen Fowler directly holds 100% of the issued and outstanding common shares of Forte Finance LLC. As a result of this shareholding, Mr. Fowler indirectly directs an additional 75,000 shares in Mobetize Corp. through Forte

Finance LLC’s holdings of shares in Mobetize Corp.

(5)   Forte Finance Limited (“Forte Finance”), a corporation registered under the laws of Malta, directly holds approximately 7.8% of the issued and outstanding common shares of Mobetize Corp. Further, Stephen

Fowler directly holds approximately 98% of the issued and outstanding common shares of Forte Finance.

As a result of Mr. Fowler’s shareholdings in Forte Finance, Mr. Fowler indirectly directs an additional

2,605,000 shares in Mobetize Corp. through Forte Finance’s holdings in Mobetize Corp.

(6)   Stephen Fowler indirectly directs 700,000 shares in Mobetize Corp., of which 540,000 shares are held directly by his wife and 160,000 shares are held in trust for direct family members.

(7)   Ajay Hans directly holds approximately 13.72% or 4,565,000 of the issued and outstanding common shares of Mobetize Corp.

(8)   Alligato Inc. (“Alligato”), a corporation registered under the laws of British Columbia, directly holds approximately 12.27% of the issued and outstanding common shares of Mobetize Corp. Further, Ajay Hans directly holds approximately 87.7% of the issued and outstanding common shares of Alligato. As a result of Mr. Hans’ shareholdings in Alligato, Mr. Hans indirectly directs an additional 4,081,481 shares in

Mobetize Corp.

(9)   Donald Duberstein directly holds approximately 2.2% or 726,667 of the issued and outstanding common shares of Mobetize Corp.

(10) Donald Duberstein indirectly directs approximately 0.3% or 93,333 of the issued and outstanding common shares of Mobetize Corp. through the ownership of shares by a direct family member.

AMENDMENT TO OUR CORPORATION’S ARTICLES

Our  Amended  Articles  of  Incorporation  (the  “Articles”)  currently  authorize  the  issuance  of  525,000,000

shares  of Common  Stock.   On December  20,  2015,  our  board  of  directors  unanimously approved,  subject to  receiving  the  approval  of  a  majority  of  the  shareholders  of  our  Common  Stock,  an  amendment  to  our

Articles  to  change  our  authorized  share  capital  to  include  a  new  class  of  250,000,000  shares  of  preferred stock, $0.001 par value (the “Preferred Stock”).

The  Preferred  Stock shall,  to  the  fullest  extent  permitted  by the  laws  of  the  state  of Nevada  (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented,

permit the Board of Directors to fix and determine the designations, rights, preferences or other variations of  each  class  or  series  within  each  class  of  Preferred  Stock  and  to  issue  Preferred  Stock  for  such consideration as may be fixed by the Board of Directors..

The   general   purpose   and   effect   of   the   Amendment   to   our   company’s   Articles   is   to   diversify  our

authorized  share  capital  to  enhance  our  company’s  ability  to  finance  the  development  and  operation  of our  business.Our  board  of  directors  approved  the  Amendment  to  the  Articles  so  that  Preferred  Shares would be available for issuance for  general  corporate purposes, including financing activities,  without the

requirement  of  further  action  by  our  shareholders.   Potential  uses  of  the  Preferred  Shares  could  include

public   or   private   offerings,   conversions   of   convertible   securities,   issuance   of   options   pursuant   to

employee  benefit  plans,  acquisition  transactions  and  other  general  corporate  purposes.    The  Preferred

Shares  will  give  us  greater  flexibility  and  allow  us  to  issue  Preferred  Shares,  in  most  cases,  without  the expense or delay associated with seeking shareholder approval.

The  company does  not  currently have  any agreements for  any transaction that  would  require  the  issuance of Preferred Shares.

The Amendment  to our Articles will not  have any immediate effect  on the rights of existing shareholders.

However, our Board of Directors will have the authority to issue Preferred Shares without requiring future shareholder  approval  of  such  issuances,  except  as  may  be  required  by  applicable  law  or  exchange

regulations.    To  the  extent  that  Preferred  Shares  are  issued  in  the  future,  same  might  decrease  the percentage  equity  ownership  of  existing  shareholders  and,  depending  upon  the  consideration  for  which same are issued, could be dilutive to our existing shareholders.

The creation of the  Preferred Shares  and  any future issuances of Preferred Shares could have the effect  of delaying  or  preventing  a  change  in  control  of  our  company  without  further  action  by  the  shareholders.

Shares  of  authorized  and  unissued  Common  Stock  and  Preferred  Shares  could  be  issued  (within  limits

imposed  by  applicable  law)  in  one  or  more  transactions.   Any  such  issuance  of  additional  stock  could

have  the  effect  of  diluting  the  earnings  per  share  and  book  value  per  share  of  outstanding  shares  of  our common  and  if  issued,  Preferred  Stock,  and  such  additional  shares  could  be  used  to  dilute  the  stock ownership or voting rights of a person seeking to obtain control of our company.

We  do  not  have  any provisions  in  our  Articles,  bylaws,  or  employment  or  credit  agreements  to  which  we

are  party  that  have  anti-takeover  consequences.    We  do  not  currently  have  any  plans  to  adopt  anti-

takeover  provisions  or  enter  into  any  arrangements  or  understandings  that  would  have  anti-takeover

consequences.    In  certain  circumstances,  our  management  may  issue  additional  shares  to  resist  a  third party  takeover  transaction,  even  if  such  proposed  takeover  is  offered  at  an  above  market  premium  and favored by a majority of the company’s shareholders.

Shareholder  approval  for  the  Amendment  to  our  Articles  was  obtained  pursuant  to  the  written  consent  of

four   shareholders   owning   19,204,148   shares,   which   number   represented   57.7%   of   our   outstanding

Common  Stock  on  December  22,  2015.   The  creation  of  the  Preferred  Shares  will  be  effected  no  sooner than  twenty  (20)  days  after  this  Information  Statement  is  first  mailed  to  shareholders  of  our  Common

Stock and until the appropriate filings have been made with the Nevada Secretary of State.

DISSENTERS RIGHTS

Under  Nevada  law,  shareholders  of  our  Common  Stock  are  not  entitled  to  dissenter’s  rights  of  appraisal with respect to the Amendment to our Articles.

SIGNATURE

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  Registrant  has  duly caused  this report to be signed by the undersigned hereunto authorized.

Mobetize Corp.

By:

Ajay Hans

Chief Executive Officer and Director

SCHEDULE A

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

 1.Name of corporation:

Mobetize Corp.

2. The articles have been amended as follows:  (provide article numbers, if available)

Article 3:  The Capital Stock shall consist  of 525,000,000 shares of common stock, $0.001 par value,  all of which  stock  shall  be  entitled  to  voting  power,  and  250,000,000  shares  of  preferred  stock,  $0.001  par value. To the fullest extent permitted by the laws  of the state of Nevada (currently set forth in NRS 78.195 and  78.1955),  as  the  same  now  exists  or  may  hereafter  be  amended  or  supplemented,  the  Board  of

Directors  may  fix  and  determine  the  designations,  rights,  preferences  or  other  variations  of  each  class  or

series  within  each  class  of  preferred  stock  of  the  Corporation.    The  Corporation  may  issue  shares  of

Capital Stock for such consideration as may be fixed by the Board of Directors.

3.  The  vote  by  which  the  stockholders  holding  shares  in  the  corporation  entitling  them  to  exercise  a  least a  majority  of  the  voting  power,  or  such  greater  proportion  of  the  voting  power  as  may  be  required  in  the

case   of   a   vote   by   classes   or   series,   or   as   may   be   required   by   the   provisions   of   the   articles   of

incorporation* have voted in favor of the amendment is:

57.7%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment  would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment  must  be  approved by the vote, in  addition to the affirmative vote otherwise required,  of the  holders  of  shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to  include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After